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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):   October 22, 2001


                            Cox Communications, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                        1-6590                       58-2112288
---------------                  -------------               ------------------
(State or other                  (Commission                  (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)



             1400 Lake Hearn Drive
               Atlanta, Georgia                                     30319
       --------------------------------                          ------------
   (Address of principal executive offices)                        (Zip Code)



                                 (404) 843-5000
                             -----------------------
              (Registrant's telephone number, including area code)



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ITEM 5.           OTHER EVENTS.


         On October 25, 2001, Cox Enterprises, Inc. issued a press release announcing the proposed sale to two private investors of 13.5 million shares of Cox Communications' Class A common stock, par value $1.00 per share, owned by Cox Enterprises, in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended. A copy of the press release is being filed with this report as Exhibit 99.1.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.


         (a)      Financial statements of businesses acquired.

                           None.

         (b)      Pro forma financial information.

                           None.

         (c)      Exhibits.

                           99.1     Press release dated October 25, 2001.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  COX COMMUNICATIONS, INC.



Date:  October 25, 2001                           By:  /s/ Mark W. Major
                                                       -------------------------
                                                       Mark W. Major
                                                       Treasurer